Exhibit 10.2

终止协议

Termination Agreement

本终止协议（下称“本协议”）由以下各方于2025年4月3日在中华人民共和国（下称“中国”）厦门签订：

This Termination Agreement (“this Agreement”) is executed by and among the Parties below as of April 3, 2025, in Xiamen, the People’s Republic of China (“China” or “PRC”):

（1）	合利恒文化有限公司，一家依据中国法律设立并存续的外商独资企业，注册地址为中国（福建）自由贸易试验区厦门片区象屿路93号厦门国际航运中心C栋4层431单元B之五 （“股份购买权人”）。
Heliheng Culture Co., Ltd., a wholly foreign-owned enterprise organized and existing under the laws of the PRC, with its legal address at Room 5, 431B, Building C, Xiamen International Shipping Center, No.93 Xiangyu Road, China (Fujian) Pilot Free Trade Zone, Xiamen (“Optionee”);

（2）	黄卓勤，一位中国公民，其身份证号码：[*]；
Zhuoqin Huang, a PRC citizen with Identification No.: [*];

（3）	林伟毅，一位中国公民，其身份证号码：[*]；
Weiyi Lin, a PRC citizen with Identification No.: [*];

（4）	张荣娣，一位中国公民，其身份证号码：[*]；
Rongdi Zhang, a PRC citizen with Identification No.: [*];

（5）	崔夏宇，一位中国公民，其身份证号码：[*]；
Xiayu Cui, a PRC citizen with Identification No.: [*];

（6）	崔春晓，一位中国公民，其身份证号码：[*]；
Chunxiao Cui, a PRC citizen with Identification No.: [*];

（7）	林阿真，一位中国公民，其身份证号码：[*]；
Azhen Lin, a PRC citizen with Identification No.: [*];

（8）	陈武杨，一位中国公民，其身份证号码：[*]（黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、林阿真、陈武杨合称为“股东”）；
Wuyang Chen, a PRC citizen with Identification No.: [*] (Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Azhen Lin together with Wuyang Chen, the “Shareholders”);

（9）	厦门普普文化股份有限公司，一家依据中国法律设立并存续的公司，注册地址为厦门市湖里区穆厝路5号836单元（“目标公司”）。
Xiamen Pop Culture Co., Ltd., a company organized and existing under the laws of the PRC, with its legal address at Unit 836, No.5 Mucuo Road, Huli District, Xiamen (“Target Company”).

在本协议中，股份购买权人、股东和目标公司各称为“一方”，合称为“各方”。

In this Agreement, the Optionee, the Shareholders and the Target Company are herein referred to individually as a “Party” and collectively as the “Parties”.

鉴于：

Whereas,

各方于2021年2月19日签署了《独家购买权协议》（以下简称“原协议”）。各方经友好协商，同意解除原协议。双方同意如下：

All Parties entered into the “Exclusive Option Agreement” (hereinafter referred to as the “Original Agreement”) on February 19, 2021.

1.	终止原协议： 自本协议签署之日起，原协议即告终止，各方不再承担原协议项下的任何权利和义务。合利恒文化有限公司不再享有原协议项下的任何权利。

Termination of the Original Agreement: The Original Agreement shall be terminated as of the date of this Agreement, and all Parties shall no longer bear any rights and obligations under the Original Agreement. Heliheng Culture Co., Ltd. shall no longer have any rights under the Original Agreement.

2.	保密条款：各方应继续遵守原协议项下的保密条款，直至保密信息成为公开信息或法律允许的披露。

Confidentiality: All Parties shall continue to comply with the confidentiality provisions of the Original Agreement until the confidential information becomes public information or is allowed to be disclosed by law.

3.	争议解决：本协议的解释、效力及争议解决适用中华人民共和国法律，双方应友好协商解决争议，协商不成，任何一方可向厦门仲裁委员会申请仲裁。

Dispute Resolution: The interpretation, validity, and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China. Both Parties shall resolve disputes through friendly consultations, and if consultations fail, either Party may apply for arbitration to the Xiamen Arbitration Commission.

4.	本协议以中文和英文书就，一式九份，各方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。本协议自各方签署之日起生效。

This Agreement is written in both Chinese and English language in nine copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail. This Agreement shall become effective upon the signatures of all Parties.

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有鉴于此，双方已自行或使得其各自授权代表于文首所载日期签署本《终止协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Termination Agreement as of the date first above written.

股份购买权人：合利恒文化有限公司（盖章）
Optionee: Heliheng Culture Co., Ltd. (Seal)

签署：
By：
职位：	法定代表人
Title:	Legal Representative

股东：	黄卓勤
Shareholder:	Zhuoqin Huang

签署：
By：	/s/ Zhuoqin Huang

股东：	林伟毅
Shareholder:	Weiyi Lin

签署：
By：	/s/ Weiyi Lin

股东：张荣娣
Shareholder:	Rongdi Zhang

签署：
By：	/s/ Rongdi Zhang

股东：崔夏宇
Shareholder:	Xiayu Cui

签署：
By：	/s/ Xiayu Cui
股东：崔春晓
Shareholder:	Chunxiao Cui

签署：
By：	/s/ Chunxiao Cui

股东：林阿真
Shareholder:	Azhen Lin

签署：
By：	/s/ Azhen Lin

股东：陈武杨
Shareholder:	Wuyang Chen

签署：
By：	/s/ Wuyang Chen

目标公司： 厦门普普文化股份有限公司（盖章）
Target Company: Xiamen Pop Culture Co., Ltd. (Seal)

签署：
By：
职位： 法定代表人
Title: Legal Representative